                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                    Information
Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 May 31, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               ----------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  June 2, 2017

2.  SPE I PARTNERS, LP

Item                                    Information
Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 May 31, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                ---------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   June 2, 2017

3.  SPE MASTER I, LP

Item                                    Information
Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 May 31, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   June 2, 2017

4.  RBS PARTNERS, L.P.

Item                                    Information
Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 May 31, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   June 2, 2017

5.  ESL INVESTMENTS, INC.

Item                                    Information
Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 May 31, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     /s/ Edward S. Lampert
                                                ---------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   June 2, 2017